SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ____)

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Filed by a Party other than the Registrant [X]

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[  ]            Preliminary Proxy Statement
[  ]            Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[  ]            Definitive Proxy Statement
[X]            Definitive Additional Materials
[  ]            Soliciting Material under Rule 14a-12

HOMESTREET, INC.
(Name of Registrant as Specified in its Charter)

Blue Lion Opportunity Master Fund, L.P.
Roaring Blue Lion, LLC
Roaring Blue Lion Capital Management, L.P.
BLOF II, LP
Blue Lion Capital Master Fund, L.P.
Charles W. Griege, Jr.
Ronald K. Tanemura
Name of Person(s) Filing Proxy Statement if other than the Registrant)

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[  ]            Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Blue Lion / HomeStreet, Inc.

Blue Lion Opportunity Master Fund, L.P. and the other participants identified herein (“BLC”) are filing the materials contained in this document with the U.S. Securities and Exchange Commission in connection with the 2018 Annual Meeting of Shareholders of HomeStreet, Inc. (“HomeStreet”).  Attached hereto is a copy of a press release issued by BLC and revised proxy card.  The press release and revised proxy card are being filed herewith under Rule 14a-6 of the Securities Exchange Act of 1934, as amended.  These materials are also available on BLC’s website at https://www.helpfixhmst.com.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

On April 25, 2018, Blue Lion Opportunity Master Fund, L.P. and the other participants identified below (“BLC”) filed a definitive proxy statement on Schedule 14A and form of associated BLUE proxy card with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies for the 2018 Annual Meeting of Shareholders of HomeStreet, Inc. (the “Definitive Proxy Statement”).  The following persons may be deemed to be participants in the solicitation from shareholders of HomeStreet, Inc. (“HomeStreet”) of proxies to vote “AGAINST” the election of Scott M. Boggs and Douglas I. Smith as directors of HomeStreet, and to vote “AGAINST” the approval on an advisory (non-binding) basis of the compensation of HomeStreet’s named executive officers: Blue Lion Opportunity Master Fund, L.P., Roaring Blue Lion, LLC, Roaring Blue Lion Capital Management, L.P., BLOF II, LP, Blue Lion Capital Master Fund, L.P., Charles W. Griege, Jr., and Ronald K. Tanemura.  The participants may have interests in the solicitation, including as a result of holding shares of HomeStreet’s common stock, and information regarding the Participants and their interests may be found in the Definitive Proxy Statement.  Shareholders are urged to read the Definitive Proxy Statement and BLUE proxy card, and any supplements thereto, because they contain important information about BLC, the proposals being voted on at the 2018 Annual Meeting of Shareholders of HomeStreet, HomeStreet and related matters.  The Definitive Proxy Statement was first sent to the shareholders of HomeStreet on or about April 25, 2018 and is accompanied by a BLUE proxy card.  Shareholders may obtain a free copy of the Definitive Proxy Statement and BLUE proxy card and other relevant documents filed with the SEC by BLC at the SEC’s web site at www.sec.gov or BLC’s website at https://www.helpfixhmst.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

[Materials follow on next page.]

HomeStreet Resorts To Disgraceful Tactics To Further Disenfranchise Shareholders

HomeStreet Threatens to Reject All Shareholder Votes on Blue Lion’s Blue Proxy Card

Blue Lion Now Recommends a Vote AGAINST Boggs and Smith On the Company’s WHITE Card

DALLAS, May 21, 2018 /PRNewswire/ -- Blue Lion Capital and its affiliates (“Blue Lion”) are the beneficial owners of 6.1% of the stock of HomeStreet, Inc. (Nasdaq: HMST) (“HomeStreet” or the “Bank”).  Blue Lion has been soliciting HomeStreet shareholders to vote “against” two of HomeStreet’s nominees at the annual meeting.  Independent proxy research firms Institutional Shareholder Services (“ISS”) and Egan-Jones Proxy Services have recommended that shareholders send a message to the HomeStreet board by voting on Blue Lion’s BLUE proxy card.

Unbeknownst to Blue Lion, ISS, Egan-Jones, the SEC and every shareholder, HomeStreet in early March hired its fourth law firm to approach the Washington State Department of Financial Institutions (the “DFI”) seeking an interpretation of Washington banking law that would make it more difficult for a shareholder to solicit proxies.  In response, the DFI issued an Interpretive Statement that, among other things, calls into question whether, if more than 25% of the outstanding shares were voted on Blue Lion’s proxy card, Blue Lion could be deemed to be seeking to acquire “control” of HomeStreet Bank in violation of Washington banking law.

While counsel for Blue Lion has reached out to the DFI to discuss the Interpretive Statement, which Blue Lion believes should not be read as preventing it from voting the proxies it has been collecting, Blue Lion will likely not be able to obtain a definitive ruling from the DFI in the few days remaining before the Annual Meeting.  Moreover, we have learned that if the blue proxy card has more than 25% of the outstanding shares voting on it, HomeStreet intends not to count those votes. Shareholders and their votes, be damned!

HomeStreet’s despicable efforts, aimed at disenfranchising any shareholder who votes on the blue card against the incumbent Board, are to our knowledge unprecedented.

HomeStreet has also deceived its own shareholders about its intentions.  In its definitive proxy dated April 17, 2018 (well after HomeStreet obtained the Interpretative Statement), HomeStreet – which was then likely still hoping it could win support for its nominees on the merits (and that it would not have to resort to its secret back-up plan) – stated: “The shares represented by any proxy card that is properly executed and received by the Company prior to or at the Annual Meeting will be voted in accordance with the specifications made thereon.” But that was not, and is not, HomeStreet’s actual intention, it appears.

Now, it seems, HomeStreet, fearing it will lose on the merits, has begun to implement its “back up” plan of attempting to invalidate the blue proxy card and ignore all of the votes cast by shareholders on that card.

Yesterday, Blue Lion attempted to convince HomeStreet that it should instead accept the verdict of the shareholders, whatever it may be, as they are the rightful owners of the Company.  HomeStreet refused and has re-committed to its course of using legal trickery, gamesmanship and outright deception to reject the legitimate votes of its shareholders.

Chuck Griege, Managing Partner of Blue Lion commented: “Board elections should be taken seriously by the directors and should be meaningful for shareholders. We believe shareholders have legitimate grievances with the operations and governance of HomeStreet.  Rather than listen to the owners, HomeStreet has instead used shareholder money to fight its very own shareholders.  It’s clear the incumbent directors believe they are entitled to hold onto their seats by any and all means, even if it involves taking steps to invalidate legitimate votes and ignore the expressed and clear will of shareholders. How shameful.”

Shareholders are electing people to represent their interests. Blue Lion believes that nothing demonstrates a lack of respect for shareholders more than manipulating the voting mechanics in an attempt to undermine the actual desires of the voting electorate.  How can these incumbent directors be expected to serve shareholders when they are actively and secretly trying to undermine the expression of shareholder wishes? When was HomeStreet going to inform its shareholders that it intended to ignore votes cast on the blue proxy card?

Blue Lion encourages shareholders to express their desires on the board candidates by voting on HomeStreet’s WHITE proxy card. Any such instructions must be followed by the Company. If you have already voted on the blue card – as so many of you have already done -- you are free to switch your vote to the white card to ensure your vote will be counted.

We believe the Board’s recent actions should cause you to seriously doubt this Board’s fidelity to your interests.  We encourage you to vote AGAINST nominees Scott Boggs and Douglas Smith.

Blue Lion encourages its fellow shareholders to review its proxy materials, investor presentations and shareholder letters, all of which are available at www.HelpFixHMST.com.

HomeStreet shareholders with questions should contact Blue Lion Capital’s proxy solicitor, Alliance Advisors, toll free at 1-833-786-5516 or by email at BLC@allianceadvisorsllc.com

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

On April 25, 2018, Blue Lion Opportunity Master Fund, L.P. and the other participants identified below (“BLC”) filed a definitive proxy statement on Schedule 14A and form of associated BLUE proxy card with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies for the 2018 Annual Meeting of Shareholders of HomeStreet, Inc. (the “Definitive Proxy Statement”).  The following persons may be deemed to be participants in the solicitation from shareholders of HomeStreet, Inc. (“HomeStreet”) of proxies to vote “AGAINST” the election of Scott M. Boggs and Douglas I. Smith as directors of HomeStreet, and to vote “AGAINST” the approval on an advisory (non-binding) basis of the compensation of HomeStreet’s named executive officers: Blue Lion Opportunity Master Fund, L.P., Roaring Blue Lion, LLC, Roaring Blue Lion Capital Management, L.P., BLOF II, LP, Blue Lion Capital Master Fund, L.P., Charles W. Griege, Jr., and Ronald K. Tanemura.  The participants may have interests in the solicitation, including as a result of holding shares of HomeStreet’s common stock, and information regarding the Participants and their interests may be found in the Definitive Proxy Statement.  Shareholders are urged to read the Definitive Proxy Statement and BLUE proxy card, and any supplements thereto, because they contain important information about BLC, the proposals being voted on at the 2018 Annual Meeting of Shareholders of HomeStreet, HomeStreet and related matters.  The Definitive Proxy Statement was first sent to the shareholders of HomeStreet on or about April 25, 2018 and is accompanied by a BLUE proxy card.  Shareholders may obtain a free copy of the Definitive Proxy Statement and BLUE proxy card and other relevant documents filed with the SEC by BLC at the SEC’s web site at www.sec.gov or BLC’s website at https://www.helpfixhmst.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

CONTACT: Justin Hughes, Blue Lion Capital, (214) 855-2430

PROXY

THIS PROXY IS SOLICITED BY BLUE LION OPPORTUNITY MASTER FUND, L.P.
THIS SOLICITATION IS NOT BEING MADE BY THE BOARD OF DIRECTORS OF HOMESTREET, INC.

2018 ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Charles W. Griege, Jr. and Phillip M. Goldberg, and each of them, attorneys and agents with full power of substitution, as Proxy for the undersigned, to vote all shares of stock of HomeStreet, Inc. (“HomeStreet” or the “Company”) which the undersigned is entitled to vote at the Annual Meeting of shareholders to be held at 10:00 A.M., Pacific Time, on May 24, 2018, at the Hilton Seattle Hotel, located at 1301 Sixth Avenue, Seattle, Washington 98101, or any adjournments or postponements thereof and at any meeting called in lieu thereof (the “Annual Meeting”).

This proxy, when properly executed will be voted in the manner directed herein by the undersigned shareholder.  Unless otherwise specified, this proxy will be voted “FOR” the Company’s nominees; “AGAINST” the approval on an advisory (non-binding) basis of the compensation of the Company’s named executive officers; for “1 YEAR” with regard to the approval on an advisory (non-binding) basis of the frequency of future advisory (non-binding) shareholder votes on executive compensation; and “FOR” the ratification on an advisory (non-binding) basis of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.  This proxy revokes all prior proxies given by the undersigned.

Blue Lion Opportunity Master Fund, L.P. recommends that you vote “AGAINST” the election of Scott M. Boggs and Douglas I. Smith to the board of directors and “FOR” the election of the other candidate nominated by HomeStreet; “AGAINST” the approval on an advisory (non-binding) basis of the compensation of the Company’s named executive officers; for “1 YEAR” with regard to the approval on an advisory (non-binding) basis of the frequency of future advisory (non-binding) shareholder votes on executive compensation; and “FOR” the ratification on an advisory (non-binding) basis of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

PROPOSAL 1 – Election of Company Nominees:
(01) Scott M. Boggs (Recommend Vote “AGAINST” Scott M. Boggs) (If none of the “AGAINST”, “ABSTAIN”, and “WITHHOLD” boxes are checked, this proxy will be voted “FOR” the nominee)	AGAINST ☐	ABSTAIN* ☐	WITHHOLD* ☐

(02) Douglas I. Smith (Recommend Vote “AGAINST” Douglas I. Smith) (If none of the “AGAINST”, “ABSTAIN”, and “WITHHOLD” boxes are checked, this proxy will be voted “FOR” the nominee)	AGAINST ☐	ABSTAIN* ☐	WITHHOLD* ☐

(03) Third Company Nominee (If none of the “AGAINST”, “ABSTAIN”, and “WITHHOLD” boxes are checked, this proxy will be voted “FOR” the nominee)	AGAINST ☐	ABSTAIN* ☐	WITHHOLD* ☐

* Under the Company’s governing documents an abstain vote is equivalent to a withhold vote and both have the same effect, as neither is considered a vote cast and neither has an effect on the outcome of the election.

PROPOSAL 2 – To approve on an advisory (non-binding) basis the compensation of the Company’s named executive officers.
FOR	AGAINST	ABSTAIN
☐	☐	☐

PROPOSAL 3 - To approve on an advisory (non-binding) basis the frequency of future advisory (non-binding) shareholder votes on executive compensation.
1 YEAR	2 YEARS	3 YEARS	ABSTAIN
☐	☐	☐	☐

PROPOSAL 4 - To approve the ratification on an advisory (non-binding) basis the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

FOR	AGAINST	ABSTAIN
☐	☐	☐

IMPORTANT:  PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Dated:

Signature:

Signature (if held jointly):

Title:

Please sign exactly as your name(s) appear on the proxy card(s) previously sent to you.  When shares are held by joint tenants, both should sign.  When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such.  If a corporation, please sign in full corporation name by the President or other duly authorized officer.  If a partnership, please sign in partnership name by authorized person.  This proxy card votes all shares held in all capacities.

PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD TODAY

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 24, 2018.  This proxy statement and the accompanying form of BLUE proxy card are available at https://www.helpfixhmst.com.